Giralda Risk-Managed Growth Fund

Class A	Shares	GRGAX
Class I	Shares	GRGIX

(a series of Northern Lights Fund Trust)

Supplement dated March 9, 2015 to the

Statement of Additional Information (“SAI”) dated October 28, 2014

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Effective immediately, the following language is to be added under the heading “Purchase, Redemption and Pricing of Shares” in the Statement of Additional Information for Class I shares only:

Waivers of Redemption Fees:  The Fund has elected not to impose the redemption fee for:

  Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  Redemptions or exchanged in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions or exchanged in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund’s systematic withdrawal plan;
  Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  Other types of redemption as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser’s Chief Compliance Officer.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information both dated October 28, 2014. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-Giralda.